SCUDDER
INVESTMENTS(SM)
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---------------------
EQUITY/GLOBAL
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Scudder Greater
Europe Growth Fund

Fund #077

Annual Report
October 31, 1999

The fund seeks to provide long-term growth of capital.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Investment Portfolio

                      20   Financial Statements

                      23   Financial Highlights

                      24   Notes to Financial Statements

                      29   Report of Independent Accountants

                      30   Tax Information

                      31   Officers and Directors

                      32   Investment Products and Services

                      34   Scudder Solutions


2 SCUDDER GREATER EUROPE GROWTH FUND

Scudder Greater Europe Growth Fund
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ticker symbol SCGEX                                              fund number 077
--------------------------------------------------------------------------------

Date of Inception: 10/10/94

                  o Scudder Greater Europe Growth Fund returned 16.36% for the twelve months ended October 31, 1999, beating the 12.53% return of its unmanaged benchmark, the MSCI Europe Index.

Total Net Assets as of 10/31/99: $1.0 billion

                  o European stocks have experienced high levels of volatility in the past year, but the fundamental investment backdrop has grown increasingly compelling due to improved economic growth and accelerating consolidation activity at the corporate level.

                  o The portfolio is currently focused on stocks that are economically sensitive and those that fund management expects to produce above-average earnings growth. In recent months, the cyclical, media, services, and technology sectors have been fertile ground for attractive investment opportunities.


                                            SCUDDER GREATER EUROPE GROWTH FUND 3

Letter from the Fund's President
--------------------------------------------------------------------------------

[PHOTO]

Nicholas Bratt
President,
Scudder Greater Europe
Growth Fund

Dear Shareholders,

In the past six months, the European stock markets have posted a relatively flat performance compared to the sharp runup they experienced from 1996-1998. Despite this slowdown, we believe that Europe continues to present an attractive long-term investment opportunity. Improving growth, low levels of inflation, widespread corporate restructuring, and an acceleration of merger activity are among the many positive factors providing a strong fundamental underpinning to the region's stock markets. We believe that the emerging forces of change in Europe will unleash a wave of productivity growth similar to that which has benefited the United States over the last decade, a scenario that supports a continued positive outlook for European equities.

Despite the recent volatility in European stock markets, Scudder Greater Europe Growth Fund continues to post excellent performance. Its 6.03% year-to-date return from January 1 through October 31 places it in the top 24% of European stock funds, according to Lipper Analytical Services. Over the one-, three-, and five-year periods, the fund is ranked in the top 29th, 14th, and 9th percentiles, respectively.^(1) In addition, Morningstar has awarded the fund a 5-star overall rating as of October 31.^(2) We believe that the fund's strong showing is a result of its disciplined, research-intensive method of individual stock selection, an approach that has allowed it to outperform its peers in all market conditions.


4 SCUDDER GREATER EUROPE GROWTH FUND

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Finally, it should be noted that Daniel Pierce retired in June of this year as
President of Scudder Greater Europe Growth Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the Greater Europe Growth Fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder Greater Europe Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely,

/s/ Nicholas Bratt

Nicholas Bratt
President,
Scudder Greater Europe Growth Fund

^(1) Source: Lipper Analytical Services, Inc. Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended October 31, 1999, Scudder Greater Europe Growth Fund's Lipper ranking was 39 out of 138 European region funds for the one-year period, 10 out of 72 funds for the three-year period, 3 out of 36 for the five-year period.

^(2) Morningstar proprietary rankings reflect historical risk-adjusted performance as of October 31, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Past performance is no guarantee of future results. Scudder Greater Europe Growth Fund received 4 stars for the 3- and 5-year periods. The top 10% of funds in a broad asset class receive 5 stars, and the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Scudder Greater Europe Growth Fund was rated among 1,053 and 597 international funds for the 3- and 5-year periods, respectively, in its broad asset class. Not all Scudder Funds receive 4 and 5 star ratings.


                                            SCUDDER GREATER EUROPE GROWTH FUND 5

Performance Update
--------------------------------------------------------------------------------
                                                                October 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE:

LINE CHART DATA:

          Scudder Greater Europe       Morgan Stanley Capital
              Growth Fund           International (MSCI) Europe Index*

            '94**    10000                     10000
            '95      11506                     11321
            '96      14395                     13298
            '97      17917                     16754
            '98      22339                     20618
            '99      25993                     23201

                        Yearly periods ended October 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                           Total Return
                              Growth of                                  Average
Period ended 10/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Greater Europe Growth Fund
--------------------------------------------------------------------------------
1 year                        $ 11,636               16.36%              16.36%
5 year                        $ 25,993              159.93%              21.05%
Life of Fund**                $ 26,383              163.83%              21.16%
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Index*
--------------------------------------------------------------------------------
1 year                        $ 11,253               12.53%              12.53%
5 year                        $ 23,201              132.01%              18.32%
Life of Fund**                $ 23,201              132.01%              18.32%
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged capitalization-weighted measure of 14 stock markets in Europe. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on October 10, 1994. Index comparisons begin October 31, 1994.


6 SCUDDER GREATER EUROPE GROWTH FUND
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--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)*

CHART DATA:

                        Yearly periods ended October 31

          Scudder Greater Europe       Morgan Stanley Capital
              Growth Fund           International (MSCI) Europe Index*

       '95       15.06                          13.21
       '96       25.11                          17.47
       '97       24.47                          25.99
       '98       24.68                          23.06
       '99       16.36                          12.53

                              1995**       1996      1997      1998      1999
--------------------------------------------------------------------------------
Fund Total
Return (%)                    15.06       25.11     24.47     24.68     16.36

Index Total
Return (%)                    13.21       17.47     25.99     23.06     12.53

Net Asset
Value ($)                     13.99       17.20     21.17     24.23     28.13

Income
Dividends ($)                   .02         .11       .06       .54       .06

Capital Gains
Distributions($)                 --         .14       .14      1.30        --


* The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged capitalization-weighted measure of 14 stock markets in Europe. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on October 10, 1994. Index comparisons begin October 31, 1994.

      All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund period would have been lower.


                                            SCUDDER GREATER EUROPE GROWTH FUND 7

Portfolio Summary
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                                                                October 31, 1999

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 8% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Geographic weightings reflect the result of management's fundamental analysis of individual companies, rather than their macroeconomic views.

United Kingdom              25%
France                      21%
Germany                     14%
Netherlands                 11%
Italy                        9%
Spain                        5%
Finland                      5%
Greece                       4%
Switzerland                  3%
Other                        3%
--------------------------------
                           100%
--------------------------------

--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 8% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

The fund's holdings in manufacturing and technology stocks increased during the period.

Financial                   16%
Manufacturing               14%
Communications              11%
Media                       10%
Service Industries          10%
Energy                       8%
Consumer Discretionary       7%
Technology                   7%
Consumer Staples             6%
Other                       11%
--------------------------------
                           100%
--------------------------------


8 SCUDDER GREATER EUROPE GROWTH FUND
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--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(20% of Portfolio)

Top holdings reflect management's emphasis on companies undergoing positive fundamental change.

1.    Total Fina SA
      Explorer, developer and producer of oil and gas in France

2.    Gruppo Editoriale L'Espresso
      Publisher in Italy

3.    Siemens AG
      Electrical engineering and electronics company in Germany

4.    Bipop-Carire SpA
      Cooperative bank in Italy

5.    Publicis SA
      International advertising company in France

6.    BOC Group PLC
      Producer of industrial gases in the United Kingdom

7.    Telefonica SA
      Telecommunication services in Spain

8.    Nokia Oyj
      Manufacturer of telecommunication networks and equipment in Finland

9.    BP Amoco PLC
      Explorer and producer of oil and natural gas in the United Kingdom

10.   United Pan-Europe Communications NV
      Telecommunication services in the Netherlands

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                                            SCUDDER GREATER EUROPE GROWTH FUND 9

Portfolio Management Discussion
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                                                                October 31, 1999

Dear Shareholders,

European stock markets have moved higher over the past year, but have done so with an increased level of volatility. While on one hand the markets have benefited from the accelerating pace of merger and restructuring activity, fears of higher interest rates have weighed on sentiment throughout the summer and early autumn. In this environment, the fund returned 16.36% compared to 12.53% for its unmanaged benchmark, the MSCI Europe Index. The fund's three- and five-year average annual returns through October 31, 1999 are 21.77% and 21.05%, respectively, which outpaced the 20.39% and 18.32% returns for the benchmark over the same periods. We attribute the fund's outperformance over both the short- and long-term periods to disciplined portfolio management, superior fundamental analysis, and strong individual stock selection.

Investment Backdrop

There is no longer any doubt that the European economic recovery is underway, as evidenced by the rising expectations for an above-average growth rate of 3% in the year 2000. An improving global growth environment, the lagged effect of a weaker euro, and favorable fiscal and monetary policies have all contributed to the upturn. Consumer confidence is high across much of Europe, as rising disposable income and falling unemployment have reinforced investor optimism. Deregulation in key industries such as telecommunications and utilities should temper rising inflationary pressures, as should the trend toward price convergence across the continent. Most important, the estimates for overall profit growth for 1999 are being revised upward into double digits following a spate of upside earnings surprises.

Merger and acquisition activity is continuing at a rapid pace across a wide range of sectors, due in part to the introduction of the euro, which has created a more stable environment for cross border capital flows. By early September, the level of activity in 1999 had already


10 SCUDDER GREATER EUROPE GROWTH FUND
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exceeded that of the full twelve months of 1998, which itself was a banner year.
Beyond the welcome boost to share prices, the long-term positive effects from these transactions include increased efficiency, greater capacity utilization, and improved prospects for higher sustained levels of future profitability.

During the last six months, we have benefited from several high-profile transactions. For example, there was a hostile bid by Total Fina for Elf Aquitane, both portfolio holdings. In the banking sector, we have witnessed the merger of BCH and Banco Santander in Spain, and Banque Nationale de Paris' acquisition of Paribas in France. In the food retailing sector, Carrefour combined with Promodes, another leading French-based chain, to create a formidable global competitor second only to Wal-Mart. In the U.K., BOC, an industrial gases company, was the key player in a three-company consolidation that is still in process. Orange, a fund holding also based in the U.K., was bid for by Mannesmann and Vodafone later made a bid for the combined entity. The acceleration of consolidation activity proved beneficial for the fund even in cases even where we did not own shares of the companies directly involved in deals, since merger activity often provides a boost to all the companies in the affected sector.

European corporations have also been active in pursuing value creation for shareholders via restructuring and more active capital management as they look to manage their balance sheets as well as their profitability. Siemens, one of the ten largest holdings in the fund, provides an excellent illustration of how European companies are redefining themselves and showing greater concern for the interests of shareholders. The company is delivering on its 10-point restructuring plan, which centers on selling or spinning off elements of its business that management feels no longer mesh with its core competencies. The goal of these changes is to accelerate the pace of technological innovation and enhance shareholder returns. Siemens is adopting U.S. GAAP accounting and is listing its stock on the NYSE, a move which demonstrates a commitment to raising its


                                           SCUDDER GREATER EUROPE GROWTH FUND 11

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profile in the global investment community. At the end of the restructuring process, Siemens should be a more focused, more transparent company whose management interests will be better aligned with the interests of its shareholders.

In combination, merger and restructuring activity provided a positive investment backdrop for European equities in spite of the interest rate fears that plagued the world's markets throughout much of the summer and early fall. Even when the broader market environment is unfavorable, the positive changes taking place at so many companies present a wide range of opportunities for astute investors. We will continue to invest in individual stocks that stand to benefit from these ongoing trends, a strategy that we believe will lead to outperformance even when the performance of the broader indices is soft.

Portfolio Positioning

The portfolio is currently balanced on two poles: stocks that are economically sensitive, and those that we expect to exhibit above-average growth. Earlier this year, in expectation of a recovery in growth, we increased our exposure to cyclical stocks in chemicals (such as BASF, Bayer, and Clariant), building materials/construction-related (Saint Gobain and Lafarge), and capital goods
(ABB). We also added to what had been our scant holdings in the oil sector, buying BP Amoco, Royal Dutch Petroleum, ENI, and Total Fina. More recently, we have added Norsk Hydro. Among growth stocks, we have found opportunities in media, services, and technology. The portfolio is underweight in health, banking, insurance, beverages, transportation, food manufacturing, and utilities, which has been beneficial for performance.

In recent months, we have added Schneider, a French capital goods producer with leading positions in the world markets for electrical distribution, industrial controls, and automation. We see the potential for 15% earnings growth per annum over the next several years due to the company's exposure to the booming construction and


12 SCUDDER GREATER EUROPE GROWTH FUND

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renovation market, personnel cuts, and ongoing restructuring from better supply chain management. Another new addition is Commerzbank, a German bank distinguished by its innovative response to the competitive challenges of its domestic marketplace. The upcoming partial spin-off of its highly successful Internet brokerage subsidiary, Condirect, should highlight its attractive valuation.

Outlook

Looking past the volatility that is likely to accompany the millennium transition, the prospects for European equities remain positive. Economic strength and ongoing merger and restructuring activity present an attractive backdrop for global investors. In addition, we are seeing the development of an "equity culture" among European retail investors. Over time, this should be a powerful force as market participants finally adjust their heavy fixed income weightings to capture the higher return potential of equities. Although 1999 has not brought the high-octane stock market gains that we saw over the previous three years, we believe that the fundamental backdrop remains extremely positive, and the ongoing trends of consolidation and restructuring will continue to provide a wealth of investment opportunities for bottom-up stockpickers.

Sincerely,

Your Portfolio Management Team

/s/ Carol L. Franklin                /s/ Joan R. Gregory

Carol L. Franklin                    Joan R. Gregory

/s/ Nicholas Bratt

Nicholas Bratt


                                           SCUDDER GREATER EUROPE GROWTH FUND 13

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Scudder Greater Europe Growth Fund:
A Team Approach to Investing

Scudder Greater Europe Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

[PHOTO]
Carol L. Franklin

Carol L. Franklin, lead portfolio manager, sets fund investment strategy and oversees its daily operation. Ms. Franklin joined the Adviser in 1981 and has eleven years of European research and investment management experience.

[PHOTO]
Nicholas Bratt

Nicholas Bratt, portfolio manager, helps set the fund's general investment strategies. Mr. Bratt has over 20 years of experience in worldwide investing and has been with the Adviser since 1976.

[PHOTO]
Joan R. Gregory

Joan R. Gregory, portfolio manager, focuses on stock selection, a role she has played since she joined the Adviser in 1992. Ms. Gregory has been involved with investment in global and international stocks as an assistant portfolio manager since 1989.


14 SCUDDER GREATER EUROPE GROWTH FUND

Investment Portfolio                                      as of October 31, 1999
--------------------------------------------------------------------------------

                                                                    Principal         Market
                                                                    Amount ($)       Value ($)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Repurchase Agreements 5.3%
------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette
   dated 10/29/1999 at 5.2%, to be repurchased at
   $54,544,626 on 11/1/1999, collateralized by a
   $50,000,000 U.S. Treasury Note, 5.875%, 2/15/2000 and
   a $4,319,000 U.S. Treasury Note, 5.875%, 11/15/2005                           --------------
   (Cost $54,521,000) .......................................       54,521,000       54,521,000
                                                                                 --------------

------------------------------------------------------------------------------------------------
Short Term Notes 2.4%
------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.16%**, 11/1/1999                             --------------
   (Cost $25,000,000) .......................................       25,000,000       25,000,000
                                                                                 --------------
                                                                      Shares
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Common Stocks 92.3%
------------------------------------------------------------------------------------------------
Finland 4.7%
JOT Automation Group Oyj (Manufacturer of high
   technology production automation systems and
   equipment) ...............................................        1,014,200        5,239,426
Nokia Oyj (Manufacturer of telecommunication networks
   and equipment) ...........................................          153,500       17,609,265
Pohjola Insurance Co., Ltd. "B" (Insurance company) .........          222,200       11,947,534
Sonera Oyj (Telecommunication services) .....................          239,813        7,218,432
Tietoenator Oyj Abp (Manufacturer of computer software) .....          184,000        6,401,707
                                                                                 --------------
                                                                                     48,416,364
                                                                                 --------------
France 18.8%
Accor SA (Provider of catering, hotel and travel services) ..           45,000       10,152,905
Altran Technologies, SA (Provider of engineering and
   consulting services) .....................................           38,091       13,087,924
Assurances Generales de France -- CVG Shares warrants
   (expire 6/15/2000) (Health, life and liability insurance)            21,235          111,940
Bouygues SA (Conglomerate: public works, real estate and
   industrial development, engineering services, television
   and motion ...............................................           24,600        8,584,740
Cap Gemini Sogeti SA (Software consultants) .................           32,987        5,008,058
Carbone-Lorraine (Manufacturer of industrial and
   technological systems and components) ....................           75,580        3,259,871
Castorama-Dubois Investissements (Retailer specializing in
   home repair) .............................................           44,300       13,301,718
Compagnie de Saint-Gobain (Glass manufacturer) ..............           61,350       10,672,411


    The accompanying notes are an integral part of the financial statements.

                                           SCUDDER GREATER EUROPE GROWTH FUND 15

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
                                                                                      Market
                                                                       Shares        Value ($)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Etablissements Economiques du Casino Guichard-
   Perrachon SA (Operator of supermarkets and
   convenience stores) ......................................          100,000       11,386,436
Galeries Lafayette (Department store chain) .................           55,800        8,236,188
LVMH (Producer of wines, spirits and luxury products) .......           16,600        5,022,894
Lafarge SA (Producer of cement, concrete and
   aggregates) ..............................................           93,800        9,048,737
Publicis SA (International advertising company) .............           79,900       20,234,097
Rhone-Poulenc SA "A" (Pharmaceutical company) ...............          221,250       12,409,633
Schneider SA (Manufacturer of electronic components
   and automated manufacturing systems) .....................          167,600       11,573,890
Societe Television Francaise 1 (Television broadcasting) ....           34,180       10,738,716
Suez Lyonnaise des Eaux SA (Water and electric utility) .....           29,400        4,757,949
Total Fina SA "B" (Explorer, developer and producer of oil
   and gas) .................................................          248,987       33,732,136
                                                                                 --------------
                                                                                    191,320,243
                                                                                 --------------
Germany 13.1%
Allianz AG (Multi-line insurance company) ...................           33,532       10,234,628
BASF AG (International chemical producer) ...................          239,700       10,803,592
Bayer AG (Chemical producer) ................................          298,100       12,225,753
Commerzbank AG (Bank) .......................................          273,800       10,464,187
Deutsche Bank AG (Provider of financial services) ...........          141,500       10,174,307
Dresdner Bank AG (Bank) .....................................           98,800        5,078,034
Epcos AG* (Producer of electronic components and
   intergrated circuits) ....................................           87,109        3,579,884
Karstadt AG (Operator of department stores) .................          100,000        4,533,488
Mannesmann AG (Registered) (Manufacturer of production
   machinery and assembly systems) ..........................          103,500       16,313,441
Marschollek, Lautenschlaeger und Partner AG (pfd.)
   (Insurance company) ......................................           76,050       16,075,987
SAP AG (Computer software manufacturer) .....................           12,100        4,505,781
SAP AG (pfd.) ...............................................           15,800        6,979,674
Siemens AG (Electrical engineering and electronics
   company) .................................................          260,700       23,458,951
                                                                                 --------------
                                                                                    134,427,707
                                                                                 --------------
Greece 3.3%
Alpha Credit Bank SA (Commercial bank) ......................          139,950       10,736,136
Delta Informatics SA (Corporate information services) .......           73,600        8,090,471
Hellenic Telecommunication Organization SA
   (Telecommunication services) .............................                1               21


    The accompanying notes are an integral part of the financial statements.

16 SCUDDER GREATER EUROPE GROWTH FUND

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
                                                                                      Market
                                                                       Shares        Value ($)
------------------------------------------------------------------------------------------------
National Bank of Greece SA (Bank) ...........................          108,942        7,835,049
Titan Cement Co. SA (Cement producer) .......................           61,100        6,796,484
                                                                                 --------------
                                                                                     33,458,161
                                                                                 --------------
Ireland 1.6%
ESAT Telecom Group PLC (ADR)* (Provider of
   telecommunication services) ..............................          240,300       10,753,425
Irish Life & Permanent PLC (Retail financial services
   group) ...................................................          576,156        5,892,178
                                                                                 --------------
                                                                                     16,645,603
                                                                                 --------------
Italy 8.1%
Bipop-Carire SpA (Cooperative bank) .........................          503,700       21,374,791
ENI SpA (Explorer and distributor of petroleum products) ....        2,144,000       12,567,926
Finmeccanica SpA* (Designer and developer of commercial
   and military aircraft, space systems and air defense
   systems) .................................................        5,954,500        5,436,598
Gruppo Editoriale L'Espresso (Publisher) ....................        1,077,700       23,462,916
Mediaset SpA (Broadcasting and television networks) .........        1,163,000       11,636,168
Seat Pagine Gialle SpA (Publisher of telecommunication
   directories and provider of advertising services) ........        5,771,300        8,244,740
                                                                                 --------------
                                                                                     82,723,139
                                                                                 --------------
Netherlands 11.2%
Akzo Nobel NV (Producer and marketer of healthcare
   products, coatings, chemicals and fibers) ................          299,800       12,940,275
Equant NV* (Provider of international data network
   services) ................................................          111,200       10,844,526
Gucci Group NV (New York Shares) (Designer and producer
   of personal luxury accessories and apparel) ..............          146,600       11,837,950
Koninklijke (Royal) Philips Electronics NV (Manufacturer
   of consumer electronics) .................................           71,852        7,385,970
Laurus NV (International food retailer) .....................          447,859        9,986,555
Royal Dutch Petroleum Co. (Petroleum company) ...............          253,200       15,170,692
STMicroelectronics NV (Manufacturer of semiconductor
   integrated circuits) .....................................          135,757       11,951,234
Unilever NV (Manufacturer of branded and packaged
   consumer goods) ..........................................          101,400        6,735,077
United Pan-Europe Communications NV*
   (Telecommunication services) .............................          216,893       16,715,792
VNU NV (International publishing company) ...................          324,520       10,999,843
Vedior NV CVA (Temporary employment services) ...............           40,580          684,536
                                                                                 --------------
                                                                                    115,252,450
                                                                                 --------------
Norway 0.9%
Norsk Hydro AS (Conglomerate: producer of fertilizers, oil
   and gas, aluminum) .......................................          229,300        9,164,212
                                                                                 --------------


    The accompanying notes are an integral part of the financial statements.

                                           SCUDDER GREATER EUROPE GROWTH FUND 17

--------------------------------------------------------------------------------

                                                                                      Market
                                                                       Shares        Value ($)
------------------------------------------------------------------------------------------------
Spain 4.9%
Centros Comerciales Pryca, SA (Owner and operator of
   hypermarkets selling consumer products including
   groceries, appliances and clothing) ......................          253,800        4,781,677
Cortefiel, SA (Owner and operator of various retail clothing
   stores) ..................................................          416,000       10,890,156
Fomento de Construcciones y Contratas SA (Designer of
   highways, bridges and buildings) .........................          204,376        5,139,044
Sogecable, SA* (Provider of cable television) ...............          108,766        2,994,085
Tabacalera SA "A" (Manufacturer and distributor of tobacco
   products) ................................................          324,000        5,345,932
Telefonica Publicidad e Informacion, SA* (Publisher of
   telephone directories) ...................................          175,205        3,829,216
Telefonica SA* (Provider of telecommunication services) .....        1,068,388       17,616,912
                                                                                 --------------
                                                                                     50,597,022
                                                                                 --------------
Switzerland 2.5%
ABB Ltd. (Bearer) (Manufacturer of equipment for power
   generation and distribution) .............................          118,098       11,905,197
Clariant AG (Registered) (Manufacturer of dye chemicals) ....            7,781        3,408,371
Roche Holdings AG (PC) (Producer of drugs and
   medicines) ...............................................              880       10,575,951
                                                                                 --------------
                                                                                     25,889,519
                                                                                 --------------
United Kingdom 23.2%
Aegis Group PLC (Independent media services group) ..........        4,752,900       12,508,105
Avis Europe PLC (Car rental services) .......................        1,801,000        7,761,182
BOC Group PLC (Producer of industrial gases) ................          885,500       19,079,751
BP Amoco PLC (Explorer and producer of oil and
   natural gas) .............................................        1,737,000       16,884,964
Bank of Scotland PLC (Bank) .................................          457,891        5,731,385
Barclays PLC (Commercial and investment banking,
   insurance and other financial services) ..................          386,200       11,859,583
Billiton PLC (Resource group that explores, produces and
   markets aluminum and other metal products) ...............        1,143,000        4,982,012
British Aerospace PLC (Producer of military aircraft) .......        1,315,000        7,786,479
British Telecom PLC (Telecommunication services) ............          634,000       11,512,541
Compass Group PLC (International catering group) ............          537,500        5,746,517
Dixons Group PLC (Retailer of high technology consumer
   electronics and computer related products) ...............          300,947        5,336,071
Flextech PLC* (Broadcaster of entertainment programs) .......          472,100        6,835,226
Glaxo Wellcome PLC (Pharmaceutical company) .................          315,566        9,322,006
Granada Group PLC (Provider of television programs and
   broadcasting services) ...................................        1,288,400       10,235,539
Great Universal Stores PLC "A" (Catalog home shopping,
   retailing, finance and property investment) ..............          525,600        3,985,374


    The accompanying notes are an integral part of the financial statements.

18 SCUDDER GREATER EUROPE GROWTH FUND

--------------------------------------------------------------------------------

                                                                                      Market
                                                                       Shares        Value ($)
------------------------------------------------------------------------------------------------
J Sainsbury PLC (Retail distributor of food through
   supermarkets) ............................................        1,278,700        7,687,213
National Power PLC (Electricity generation company) .........        1,263,700        8,584,340
Orange PLC* (Operator of digital mobile telephone
   network) .................................................          218,500        5,433,956
Perpetual PLC (Holding company) .............................           98,100        5,437,656
Prudential Corp. PLC (Provider of broad range of financial
   services) ................................................          789,100       12,382,070
Reed International PLC (Publisher of scientific, professional
   and business to business materials) ......................        1,223,800        7,186,071
Reuters Group PLC (International news and information
   agency) ..................................................          493,400        4,544,646
Rio Tinto PLC (Registered) (Mining company) .................          529,200        9,043,743
Royal & Sun Alliance Insurance Group PLC (Insurance
   company) .................................................          698,400        4,755,733
SmithKline Beecham PLC (Manufacturer of ethical drugs
   and healthcare products) .................................          828,733       10,700,329
Vodafone AirTouch PLC (Provider of telecommunication
   services) ................................................        2,628,140       12,255,031
WPP Group PLC (Advertising agency) ..........................          972,900       10,577,487
                                                                                 --------------
                                                                                    238,155,010
                                                                                 --------------
------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $770,138,840) .....................                       946,049,430
------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $849,659,840) (a)                      1,025,570,430
------------------------------------------------------------------------------------------------

*     Non-income producing security.

**    Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $852,882,242. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $172,688,188. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $204,319,536 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $31,631,348.


    The accompanying notes are an integral part of the financial statements.

                                           SCUDDER GREATER EUROPE GROWTH FUND 19

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 1999
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------
Investments, at market (identified cost $849,659,840) ........................   $1,025,570,430
Foreign currency holdings, at market (identified cost $116,040) ..............          116,040
Receivable for investments sold ..............................................       23,057,608
Receivable for Fund shares sold ..............................................        8,667,674
Dividends and interest receivable ............................................          437,034
Foreign taxes recoverable ....................................................        1,106,809
Other assets .................................................................            7,030
                                                                                 --------------
Total assets .................................................................    1,058,962,625

Liabilities
-----------------------------------------------------------------------------------------------
Due to custodian bank ........................................................           48,657
Payable for investments purchased ............................................        6,195,509
Payable for Fund shares redeemed .............................................       15,582,069
Accrued management fee .......................................................          847,539
Other payables and accrued expenses ..........................................          921,583
                                                                                 --------------
Total liabilities ............................................................       23,595,357
-----------------------------------------------------------------------------------------------
Net assets, at market value ..................................................   $1,035,367,268
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................        2,822,146
Unrealized appreciation (depreciation) on:
  Investments ................................................................      175,910,590
  Foreign curency related transactions .......................................           31,550
Accumulated net realized gain (loss) .........................................          403,123
Paid-in capital ..............................................................      856,199,859
-----------------------------------------------------------------------------------------------
Net assets, at market value ..................................................   $1,035,367,268
-----------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($1,035,367,268 /
   36,803,269 shares of capital stock outstanding, $.01 par value, 100,000,000   --------------
   number of shares authorized) ..............................................   $        28.13
                                                                                 --------------


    The accompanying notes are an integral part of the financial statements.

20 SCUDDER GREATER EUROPE GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income (Loss)
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $2,218,926) ........  $  18,721,429
Interest .......................................................      2,351,234
                                                                  -------------
                                                                     21,072,663
                                                                  -------------
Expenses:
Management fee .................................................     11,429,428
Services to shareholders .......................................      3,384,100
Custodian and accounting fees ..................................      1,381,684
Directors' fees and expenses ...................................         53,262
Auditing .......................................................         92,497
Reports to shareholders ........................................        270,132
Amortization of organization expense ...........................         10,848
Registration fees ..............................................         53,050
Legal ..........................................................         90,694
Other ..........................................................         81,790
                                                                  -------------
                                                                     16,847,485
--------------------------------------------------------------------------------
Net investment income (loss) ...................................      4,225,178
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     61,242,618
Futures ........................................................        539,032
Foreign currency related transactions ..........................     (1,073,119)
                                                                  -------------
                                                                     60,708,531
                                                                  -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    106,992,804
Foreign currency related transactions ..........................        (34,919)
                                                                  -------------
                                                                    106,957,885
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions .....................    167,666,416
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 171,891,594
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                           SCUDDER GREATER EUROPE GROWTH FUND 21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          Years Ended October 31,
Increase (Decrease) in Net Assets                        1999                1998
--------------------------------------------------------------------------------------
Operations:
Net investment income ..........................   $     4,225,178    $     4,563,525
Net realized gain (loss) from investment
   transactions ................................        60,708,531        (63,302,028)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ...       106,957,885         32,682,912
                                                   ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations .............................       171,891,594        (26,055,591)
                                                   ---------------    ---------------
Distributions to shareholders from:
Net investment income ..........................        (2,849,719)        (5,194,972)
                                                   ---------------    ---------------
Net realized gains .............................                --        (12,506,412)
                                                   ---------------    ---------------
Fund share transactions:
Proceeds from shares sold ......................     1,875,696,213      2,795,798,253
Net asset value of shares issued to shareholders
   in reinvestment of distributions ............         2,719,498         16,979,895
Cost of shares redeemed ........................    (2,144,456,345)    (1,832,169,481)
                                                   ---------------    ---------------
Net increase (decrease) in net assets from Fund
   share transactions ..........................      (266,040,634)       980,608,667
                                                   ---------------    ---------------
Increase (decrease) in net assets ..............       (96,998,759)       936,851,692
Net assets at beginning of period ..............     1,132,366,027        195,514,335
Net assets at end of period (including
   undistributed net investment income of          ---------------    ---------------
   $2,822,146 and $2,510,550, respectively) ....   $ 1,035,367,268    $ 1,132,366,027
                                                   ---------------    ---------------

Other Information
--------------------------------------------------------------------------------------
Increase (decrease) in Fund shares
Shares outstanding at beginning of period ......        46,726,102          9,234,823
                                                   ---------------    ---------------
Shares sold ....................................        70,803,786        108,247,834
Shares issued to shareholders in reinvestment of
   distributions ...............................           102,622            824,267
Shares redeemed ................................       (80,829,241)       (71,580,822)
                                                   ---------------    ---------------
Net increase (decrease) in Fund shares .........        (9,922,833)        37,491,279
                                                   ---------------    ---------------
Shares outstanding at end of period ............        36,803,269         46,726,102
                                                   ---------------    ---------------


    The accompanying notes are an integral part of the financial statements.

22 SCUDDER GREATER EUROPE GROWTH FUND

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------
Years Ended October 31,                    1999         1998      1997         1996         1995
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $24.23       $21.17    $17.20       $13.99       $12.18
                                         ----------------------------------------------------------
Income from investment operations:
  Net investment income (a)                 .10(b)       .16       .03          .13          .13
  Net realized and unrealized gain
  (loss) on investment transactions        3.86         4.74      4.14         3.33         1.70
                                         ----------------------------------------------------------
  Total from investment operations         3.96         4.90      4.17         3.46         1.83
Less distributions from:
  Net investment income                    (.06)        (.54)     (.06)        (.11)        (.02)
  Net realized gains on investment
  transactions                               --        (1.30)     (.14)        (.14)          --
                                         ----------------------------------------------------------
  Total distributions                      (.06)       (1.84)     (.20)        (.25)        (.02)
Net asset value, end of period           $28.13       $24.23    $21.17       $17.20       $13.99
                                         ==========================================================
Total Return (%)                          16.36        24.68     24.47(c)     25.11(c)     15.06(c)

Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)    1,035        1,132       196          120           41
Ratio of operating expenses, net, to
average daily net assets (%)               1.46         1.48      1.66         1.50         1.50
Ratio of operating expenses, before
expense reductions, to average daily
net assets (%)                             1.46         1.48      1.72         1.97         2.74
Ratio of net investment income to
average daily net assets (%)                .37          .63       .16          .82         1.25
Portfolio turnover rate (%)                83.2         92.7      88.8         39.0         27.9

(a)   Based on monthly average shares outstanding during the period.

(b) Net investment income per share includes non-recurring dividend income amounting to $0.08 per share.

(c)   Total returns would have been lower had certain expenses not been reduced


                                           SCUDDER GREATER EUROPE GROWTH FUND 23

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
                                                                October 31, 1999

A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.


24 SCUDDER GREATER EUROPE GROWTH FUND

--------------------------------------------------------------------------------

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments. In addition, the Fund also sold securities index futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge,


                                           SCUDDER GREATER EUROPE GROWTH FUND 25

--------------------------------------------------------------------------------

the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Original issue discounts are accreted for both tax and financial reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization were deferred and amortized on a straight-line basis over a five-year period.


26 SCUDDER GREATER EUROPE GROWTH FUND

--------------------------------------------------------------------------------

B. Purchases and Sales of Securities

For the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $906,570,983 and $1,156,480,319, respectively.

The aggregate face value of futures contracts opened and closed during the year ended October 31, 1999 was $27,344,410.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the first $1,000,000,000 of average daily net assets, and 0.90% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. For the year ended October 31, 1999, the fees pursuant to the Agreement amounted to $11,429,428. This was equivalent to annual effective rate of 0.99% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1999, the amount charged by SSC aggregated $1,711,671, of which $225,749 was unpaid at October 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1999, the amount charged by STC aggregated $159,061, of which $27,389 was unpaid at October 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the year ended October 31, 1999, the amount charged by SFAC aggregated $507,241, of which $78,772 was unpaid at October 31, 1999.


                                           SCUDDER GREATER EUROPE GROWTH FUND 27

--------------------------------------------------------------------------------

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended October 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $8,802.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1999, Directors' fees and expenses aggregated $53,262.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


28 SCUDDER GREATER EUROPE GROWTH FUND

Report of Independent Accountants
--------------------------------------------------------------------------------

      To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Greater Europe Growth Fund:

      In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Greater Europe Growth Fund (the "Fund") at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

      Boston, Massachusetts                           PricewaterhouseCoopers LLP
      December 10, 1999


                                           SCUDDER GREATER EUROPE GROWTH FUND 29

Tax Information
--------------------------------------------------------------------------------
                                                                October 31, 1999

      Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $4,000,000 as capital gain dividends for its year ended October 31, 1999, of which 100% represents 20% rate gains.

      The Fund paid foreign taxes of $2,218,926 and earned $5,161,406 of foreign source income during the year ended October 31, 1999. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.06 per share as foreign taxes paid and $0.14 per share as income earned from foreign sources for the year ended October 31, 1999.

      Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


30 SCUDDER GREATER EUROPE GROWTH FUND

Officers and Directors
--------------------------------------------------------------------------------

Nicholas Bratt*
  o  President

Sheryle J. Bolton
  o  Director; Chief Executive Officer, Scientific Learning Corporation

William T. Burgin
  o  Director; General Partner, Bessemer Venture Partners

Keith R. Fox
  o  Director; Private Equity Investor

William H. Luers
  o  Director; Chairman and President, U.N. Association of America

Kathryn L. Quirk*
  o  Director, Vice President and Assistant Secretary

Joan E. Spero
  o  Director; President, Doris Duke Charitable Foundation

Thomas J. Devine
  o  Honorary Director; Consultant

William H. Gleysteen, Jr.
  o  Honorary Director; Consultant; Guest Scholar, Brookings Institution

Wilson Nolen
  o  Honorary Director; Consultant

Robert G. Stone, Jr.
  o  Honorary Director; Chairman Emeritus and Director, Kirby Corporation

Elizabeth J. Allan*
  o  Vice President

Irene T. Cheng*
  o  Vice President

Joyce E. Cornell*
  o  Vice President

Susan E. Dahl*
  o  Vice President

Philip S. Fortuna*
  o  Vice President

Carol L. Franklin*
  o  Vice President

Edmund B. Games, Jr.*
  o  Vice President

Theresa Gusman*
  o  Vice President

Ann M. McCreary*
  o  Vice President

Sheridan P. Reilly*
  o  Vice President

Shahram Tajbakhsh*
  o  Vice President

John Millette*
  o  Vice President and Secretary

John R. Hebble*
  o  Treasurer

Richard W. Desmond*
  o  Assistant Secretary

Caroline Pearson*
  o  Assistant Secretary

*Scudder Kemper Investments, Inc.


                                           SCUDDER GREATER EUROPE GROWTH FUND 31

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds[
--------------------------------------------------------------------------------
 Money Market
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust
   Scudder Money Market Series --
    Prime Reserve Shares*
    Premium Shares*
    Managed Shares*
   Scudder Government Money Market
    Series -- Managed Shares*

 Tax Free Money Market+
   Scudder Tax Free Money Fund
   Scudder Tax Free Money Market
    Series -- Managed Shares*
   Scudder California Tax Free Money Fund**
   Scudder New York Tax Free Money Fund**

 Tax Free+
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund**
   Scudder Massachusetts Limited Term
    Tax Free Fund**
   Scudder Massachusetts Tax Free Fund**
   Scudder New York Tax Free Fund**
   Scudder Ohio Tax Free Fund**

 U.S. Income
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Corporate Bond Fund
   Scudder High Yield Bond Fund

 Global Income
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

 Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio

 U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Dividend & Growth Fund
   Scudder Growth and Income Fund
   Scudder Select 500 Fund
   Scudder S&P 500 Index Fund
   Scudder Real Estate Investment Fund

 U.S. Growth
 Value
   Scudder Large Company Value Fund
   Scudder Value Fund***
   Scudder Small Company Value Fund
   Scudder Micro Cap Fund
 Growth
   Scudder Classic Growth Fund***
   Scudder Large Company Growth Fund
   Scudder Select 1000 Growth Fund
   Scudder Development Fund
   Scudder 21st Century Growth Fund

 Global Equity
 Worldwide
   Scudder Global Fund
   Scudder International Value Fund
   Scudder International Growth and
    Income Fund
   Scudder International Fund++
   Scudder International Growth Fund
   Scudder Global Discovery Fund***
   Scudder Emerging Markets Growth Fund
   Scudder Gold Fund
 Regional
   Scudder Greater Europe Growth Fund
   Scudder Pacific Opportunities Fund
   Scudder Latin America Fund
   The Japan Fund, Inc.

 Industry Sector Funds
 Choice Series
   Scudder Financial Services Fund
   Scudder Heath Care Fund
   Scudder Technology Fund

 Preferred Series
   Scudder Tax Managed Growth Fund
   Scudder Tax Managed Small Company Fund


32 SCUDDER GREATER EUROPE GROWTH FUND

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1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs
   Traditional IRA
   Roth IRA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**[[
    Scudder Horizon Advantage**[[[
 Education Accounts
   Education IRA
   UGMA/UTMA

--------------------------------------------------------------------------------
Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The Korea Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder Global High Income Fund, Inc.
   Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

[ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*     A class of shares of the fund.

**    Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

[[ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

[[[ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                                           SCUDDER GREATER EUROPE GROWTH FUND 33

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

Convenient ways to invest, quickly and reliably

      Automatic Investment Plan
      A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

      Automatic Dividend Transfer
      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

      QuickBuy
      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

      Payroll Deduction and Direct Deposit
      Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions

      Scudder Automated Information Line: SAIL(TM) -- 1-800-343-2890 Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

      Scudder's Web Site -- www.scudder.com
      Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.


34 SCUDDER GREATER EUROPE GROWTH FUND

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs

      Automatic Withdrawal Plan
      You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.

      Distributions Direct
      Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

      QuickSell
      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services

      Call a Scudder representative at
      1-800-SCUDDER

      Or visit our Web site at
      www.scudder.com

Please address all written correspondence to

      The Scudder Funds
      PO Box 2291
      Boston, Massachusetts
      02107-2291


                                           SCUDDER GREATER EUROPE GROWTH FUND 35

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group

About the Fund's Adviser

      Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

      Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

      Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

      This information must be preceded or accompanied by a current prospectus.

      Portfolio changes should not be considered recommendations for action by individual investors.